================================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K/A



                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 22, 2001



                             THE WISER OIL COMPANY
             (Exact name of registrant as specified in is charter)



          Delaware                        0-5426                 55-0522128
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)


                         8115 Preston Road, Suite 400
                              Dallas, Texas 75225
         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code:  (214) 265-0080


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

================================================================================

                             THE WISER OIL COMPANY
                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

================================================================================


                               Table of Contents

                                                                                     Page


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits........     3

             Financial Statements of Business Acquired.............................     3

             Pro Forma Financial Information.......................................     3

                Unaudited Pro Forma Combined Financial Statements,

                   Unaudited Pro Forma Combined Balance Sheet for The Wiser Oil
                      Company as of March 31, 2001.................................     5

                   Unaudited Pro Forma Combined Statement of Income for The Wiser
                      Oil Company for the three months ended March 31, 2001........     6

                   Unaudited Pro Forma Combined Statement of Income for The Wiser
                      Oil Company for the year ended December 31, 2000.............     7

                   Unaudited Pro Forma Combined Balance Sheet for Invasion
                      Energy Inc. as of March 31, 2001.............................     8

                   Unaudited Pro Forma Combined Statement of Income for Invasion
                      Energy Inc.for the three months ended March 31, 2001.........     9

                   Unaudited Pro Forma Combined Statement of Income for Invasion
                      Energy Inc.for the year ended December 31, 2000..............     9

                   Notes to Unaudited Pro Forma Combined Financial Statements......    10

                   Exhibits........................................................    12

Signatures.........................................................................    12


This Current Report on Form 8-K/A constitutes an amendment to the Current Report on Form 8-K filed on June 6, 2001, and amends and restates Item 7 (a) and (b) in their entirety.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial statements of business acquired.

          The unaudited financial statements of Invasion Energy, Inc. for the year ended August 31, 2000 are included hereto as Exhibit 99.1.

          (b)  Pro forma financial information.

The unaudited pro forma combined balance sheet of the Company as of March 31, 2001, has been prepared to give effect to the acquisition of the common shares of Invasion Energy Inc. (the "Acquisition") as if such transaction had occurred on March 31,

2001, and was accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion No. 16, "Business Combinations."

The unaudited pro forma combined statements of income of the Company for the three months ended March 31, 2001 and for the year ended December 31, 2000, have been prepared to give effect to the Acquisition and certain events described below with respect to Invasion as if the Acquisition and such events had occurred on January 1, 2000.

The unaudited pro forma combined balance sheet and statements of income of Invasion have been prepared to give effect to the following events affecting
Invasion: (i) the conversion to United States generally accepted accounting principles and (ii) the recording of exploration expense in accordance with the successful efforts method of accounting for Invasion's oil and gas properties.

The unaudited pro forma combined financial statements included herein are not necessarily indicative of the results that might have occurred had the transaction and other events taken place at the beginning of the period specified and are not intended to be a projection of future results. In addition, future results may vary significantly from the results reflected in the accompanying unaudited pro forma combined financial statements because of normal production declines, changes in product prices, future acquisitions and divestitures, future development and exploration activities, and other factors beyond the control of the Company.

The following unaudited pro forma combined financial statements should be read in conjunction with (i) the Consolidated Financial Statements (and related notes) of the Company in its Quarterly Report on Form 10-Q for the three months ended March 31, 2001 and Annual Report on Form 10-K for the year ended December 31, 2000, and (ii) the Financial Statements (and related notes) of Invasion for the year ended August 31, 2000.

The following is a description of the individual columns included in these unaudited pro forma combined financial statements:

Historical Wiser Oil - Represents the consolidated balance sheet of the Company as of March 31, 2001, and the consolidated statement of income of the Company for the three months ended March 31, 2001 and for the year ended December 31, 2000, as included in the Company's Quarterly Report on Form 10-Q and Annual Report on Form 10-K.

Historical Invasion - Represents the consolidated balance sheet of Invasion as of March 31, 2001, and the consolidated statement of income of Invasion for the three months ended March 31, 2001 and for the year ended December 31, 2000 converted to United States generally accepted accounting principles and United States dollars.

                             THE WISER OIL COMPANY
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                              As of March 31, 2001
                                    (000's)

                                                                                    Pro Forma
                                                           Historical   Pro Forma    Combined    Pro Forma
                                                           Wiser Oil    Invasion   Adjustments    Combined
                                                          -----------  ----------  ------------  ----------

Assets
Current Assets:
  Cash and cash equivalents.............................   $  37,511     $   658   (22,620) (a)     15,549
  Restricted cash.......................................       3,974          --                     3,974
  Accounts receivable...................................      13,250       3,633       (19) (a)     16,864
  Inventories...........................................         417         125                       542
  Fair value of derivatives.............................         617          --       195  (a)        812
  Prepaid expenses......................................       1,978         472                     2,450
                                                           ---------     -------                 ---------
    Total current assets................................      57,747       4,888                    40,191
                                                           ---------     -------                 ---------

Property and Equipment, at cost:
  Oil and gas properties (successful efforts method)....     287,370      30,025    17,927  (a)    335,322
  Other properties......................................       3,933          --                     3,933
                                                           ---------     -------                 ---------
                                                             291,303      30,025                   339,255
  Accumulated depreciation, depletion and amortization..    (132,757)     (6,578)    6,578  (a)   (132,757)
                                                           ---------     -------                 ---------
  Net property and equipment............................     158,546      23,447                   206,498
Deferred Income Taxes...................................          --         193      (193) (a)         --
Other Assets............................................       3,185         347      (347) (a)      3,185
                                                           ---------     -------                 ---------
                                                           $ 219,478     $28,875                 $ 249,874
                                                           =========     =======                 =========

Liabilities and Stockholders' Equity
Current Liabilities:
  Accounts payable......................................   $   8,207     $ 2,989      (252) (a)  $  10,944
  Current portion of long-term debt.....................         500       7,398    (7,398) (a)        500
  Dividends payable.....................................          --          --                        --
  Fair value of derivatives.............................         430          --                       430
  Accrued liabilities...................................       4,891       1,185                     6,076
                                                           ---------     -------                 ---------
   Total current liabilities............................      14,028      11,572                    17,950
                                                           ---------     -------                 ---------

Deferred Income Taxes...................................          --          --    11,546  (a)     11,546
Long-term Debt..........................................     124,618       7,397     7,531  (a)    139,546

Stockholders' Equity:
  Preferred stock.......................................       6,000          --                     6,000
  Common stock..........................................          93          --                        93
  Paid-in capital.......................................      39,117       9,020    (9,020) (a)     39,117
  Retained earnings.....................................      37,558         248      (248) (a)     37,558
  Accumulated other comprehensive income................         793         638      (638) (a)        793
  Treasury stock, at cost...............................      (2,729)         --                    (2,729)
                                                           ---------     -------                 ---------
   Total stockholders' equity...........................      80,832       9,906                    80,832
                                                           ---------     -------                 ---------
                                                           $ 219,478     $28,875                 $ 249,874
                                                           =========     =======                 =========


                             THE WISER OIL COMPANY
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                   For the three months ended March 31, 2001
                                    (000's)

                                                                        Pro Forma
                                               Historical   Pro Forma    Combined    Pro Forma
                                                Wiser Oil   Invasion   Adjustments    Combined
                                               -----------  ---------  ------------  ----------

Revenues:
  Oil and gas sales..........................     $23,829      $6,511                  $30,340
  Interest income............................         540          27                      567
  Other......................................         130          27                      157
                                                  -------      ------                ---------
                                                   24,499       6,565                   31,064
                                                  -------      ------                ---------

Costs and Expenses:
  Production and operating...................       6,890       1,597                    8,487
  Depreciation, depletion and amortization...       4,191         877       476 (b)      5,544
  Exploration................................       2,246           9                    2,255
  General and administrative.................       1,918         403                    2,321
  Interest expense...........................       3,158         348      (25) (c)      3,481
                                                  -------      ------                ---------
                                                   18,403       3,234                   22,088
                                                  -------      ------                ---------

Earnings (Loss) Before Income Taxes..........       6,096       3,331                    8,976

Income Tax Expense (Benefit).................          --       1,466     (198) (d)      1,268
                                                  -------      ------                ---------

Net Income (Loss)............................       6,096       1,865                    7,708

Preferred Stock Dividends....................        (259)         --                     (259)
                                                  -------      ------                ---------

Net Income (Loss) Available to Common Stock..     $ 5,837      $1,865                  $ 7,449
                                                  =======      ======                =========

Weighted Average Outstanding Shares:
  Basic......................................       9,081                                9,081
                                                  =======                            =========
  Diluted....................................      12,753                               12,753
                                                  =======                            =========

Earnings (Loss) Per Share:
  Basic......................................       $0.64                                $0.82
                                                  =======                            =========

  Diluted....................................       $0.48                                $0.60
                                                  =======                            =========


                             THE WISER OIL COMPANY
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      For the year ended December 31, 2000
                                    (000's)


                                                                         Pro Forma
                                                Historical   Pro Forma    Combined     Pro Forma
                                                Wiser Oil    Invasion   Adjustments    Combined
                                               -----------  ----------  ------------  ----------

Revenues:
  Oil and gas sales..........................     $67,016     $10,487                   $77,503
  Interest income............................       1,794          32                     1,826
  Gain on sales of properties................          74          --                        74
  Other......................................         849          88                       937
                                                  -------     -------                 ---------
                                                   69,733      10,607                    80,340
                                                  -------     -------                 ---------

Costs and Expenses:
  Production and operating...................      24,125       4,790                    28,915
  Depreciation, depletion and amortization...      15,637       5,532      5,472 (b)     26,641
  Property impairments.......................         680          --                       680
  Exploration................................       3,792         574                     4,366
  General and administrative.................       8,720       1,925                    10,645
  Interest expense...........................      12,659       1,548      (167) (c)     14,040
                                                  -------     -------                 ---------
                                                   65,613      14,369                    85,287
                                                  -------     -------                 ---------

Earnings (Loss) Before Income Taxes..........       4,120      (3,762)                   (4,947)

Income Tax Expense (Benefit).................          --      (1,655)   (2,334) (d)     (3,989)
                                                  -------     -------                 ---------

Net Income (Loss)............................       4,120      (2,107)                     (958)

Preferred Stock Dividends....................        (633)         --                      (633)
                                                  -------     -------                 ---------

Net Income (Loss) Available to Common Stock..     $ 3,487     $(2,107)                  $(1,591)
                                                  =======     =======                 =========

Weighted Average Outstanding Shares:
  Basic......................................       8,963                                 8,963
                                                  =======                             =========
  Diluted....................................      11,090                                11,090
                                                  =======                             =========

Earnings (Loss) Per Share:
  Basic......................................       $0.39                                $(0.18)
                                                  =======                             =========

  Diluted....................................       $0.37                                $(0.18)
                                                  =======                             =========


                              INVASION ENERGY INC.
                       UNAUDITED PRO FORMA BALANCE SHEET
                              As of March 31, 2001
                                    (000's)

                                                          Historical    Pro Forma    Pro Forma
                                                           Invasion    Adjustments    Invasion
                                                          -----------  ------------  ----------

Assets
Current Assets:
  Cash and cash equivalents.............................     $   658                   $   658
  Accounts receivable...................................       3,633                     3,633
  Inventories...........................................         125                       125
  Prepaid expenses......................................         472                       472
                                                             -------                 ---------
    Total current assets................................       4,888                     4,888
                                                             -------                 ---------
Property and Equipment, at cost:
  Oil and gas properties................................      31,012      (987) (e)     30,025
  Accumulated depreciation, depletion and amortization..      (6,881)      303  (e)     (6,578)
                                                             -------                 ---------
  Net property and equipment............................      24,131                    23,447
Deferred Income Taxes...................................          60       133  (i)        193
Other Assets............................................         347                       347
                                                             -------                 ---------
                                                             $29,426                   $28,875
                                                             =======                 =========

Liabilities and Stockholders' Equity
Current Liabilities:
  Accounts payable......................................     $ 2,989                   $ 2,989
  Current portion of long-term debt.....................       7,398                     7,398
  Accrued liabilities...................................       1,185                     1,185
                                                             -------                 ---------
   Total current liabilities............................      11,572                    11,572
                                                             -------                 ---------

Long-term Debt..........................................       7,397                     7,397

Stockholders' Equity:
  Paid-in capital.......................................       9,020                     9,020
  Retained earnings.....................................         799      (551) (f)        248
  Accumulated other comprehensive income................         638                       638
                                                             -------                 ---------
   Total stockholders' equity...........................      10,457                     9,906
                                                             -------                 ---------
                                                             $29,426                   $28,875
                                                             =======                 =========


                              INVASION ENERGY INC.
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                   For the three months ended March 31, 2001
                                    (000's)

                                               Historical   Pro Forma    Pro Forma
                                                Invasion   Adjustments   Invasion
                                               ----------  ------------  ---------
Revenues:
  Oil and gas sales..........................      $6,511                   $6,511
  Interest income............................          27                       27
  Other......................................          27                       27
                                                   ------                ---------
                                                    6,565                    6,565
                                                   ------                ---------

Costs and Expenses:
  Production and operating...................       1,597                    1,597
  Depreciation, depletion and amortization...         920       (43)(g)        877
  Exploration................................          --         9 (h)          9
  General and administrative.................         403                      403
  Interest expense...........................         348                      348
                                                   ------                ---------
                                                    3,268                    3,234
                                                   ------                ---------

Earnings (Loss) Before Income Taxes..........       3,297                    3,331
Income Tax Expense (Benefit).................       1,460         6 (d)      1,466
                                                   ------                ---------
Net Income (Loss) Available to Common Stock..      $1,837                   $1,865
                                                   ======                =========

                              INVASION ENERGY INC.
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                      For the year ended December 31, 2000
                                    (000's)

                                               Historical    Pro Forma    Pro Forma
                                                Invasion    Adjustments    Invasion
                                               -----------  ------------  ----------
Revenues:
  Oil and gas sales..........................     $10,487                   $10,487
  Interest income............................          32                        32
  Other......................................          88                        88
                                                  -------                 ---------
                                                   10,607                    10,607
                                                  -------                 ---------

Costs and Expenses:
  Production and operating...................       4,790                     4,790
  Depreciation, depletion and amortization...       5,792       (260)(g)      5,532
  Exploration................................          --        574 (h)        574
  General and administrative.................       1,925                     1,925
  Interest expense...........................       1,548                     1,548
                                                  -------                 ---------
                                                   14,055                    14,369
                                                  -------                 ---------

Earnings (Loss) Before Income Taxes..........      (3,448)                   (3,762)
Income Tax Expense (Benefit).................      (1,517)      (138)(d)     (1,655)
                                                  -------                 ---------
Net Income (Loss) Available to Common Stock..     $(1,931)                  $(2,107)
                                                  =======                 =========


                             The Wiser Oil Company
           Notes to Unaudited Pro Forma Combined Financial Statements


1.  Acquisition of Invasion

The aggregate purchase price is computed as follows (000's):

                                          Aggregate
                                        Purchase Price
                                        --------------
Aggregate purchase price for 100% of
 Invasion Common Stock................    $21,419
Nonrecurring cash transaction costs...      1,201
                                          -------
Aggregate purchase price..............    $22,620
                                          =======

The following table represents the preliminary allocation of the total purchase price of Invasion to the acquired assets and liabilities of Invasion. The allocation represents the fair values that would have been assigned to each of the significant assets acquired and liabilities assumed as if the Acquisition had occurred on March 31, 2001. Any future adjustments to the allocation of the purchase price are not anticipated to be material to the unaudited pro forma combined financial statements.


                                Allocation of
                                 Aggregate
                               Purchase Price
                               --------------
Net working capital.......       $  1,142
Property and equipment....         47,952
Long-term debt............        (14,928)
Deferred income taxes.....        (11,546)
                                 --------
Aggregate purchase price..       $ 22,620
                                 ========

2.  Pro Forma Entries

The following items are included in the preparation of the pro forma financial statements:

(a) To record the acquisition of Invasion using the purchase method of accounting. The allocation of the purchase price to the acquired assets and liabilities is preliminary and, therefore, subject to change. Any future adjustments to the allocation of the purchase price are not anticipated to be material to the Company's financial statements.

(b) To increase depreciation, depletion and amortization expense for the additional basis allocated to the oil and gas properties acquired and accounted for using the successful efforts method of accounting.

(c) To reduce interest expense resulting from the borrowing of the funds necessary to consummate the Acquisition. The Company's incremental borrowing interest rates of 9.25% for the year 2000, and 8.63% for the three months ended March 31, 2001 were utilized to determine the additional pro forma interest expense.

(d)  To adjust income tax expense for pro forma adjustments by tax jurisdiction.

(e) To reduce property and equipment for Invasion's conversion from the full cost method of accounting to the successful efforts method of accounting for Invasion's oil and gas properties.

(f) To reduce retained earnings for Invasion's conversion from the full cost method of accounting to the successful efforts method of accounting for Invasion's oil and gas properties, net of income taxes.

(g) To reduce depreciation, depletion and amortization expense for conversion from the full cost method of accounting to the successful efforts method of accounting for Invasion's oil and gas properties.

(h) To record exploration expense for Invasion's conversion to the successful efforts method of accounting.

(i) To adjust deferred income taxes for pro forma adjustments by tax jurisdiction.

The Company will prepare separate tax calculations for each tax jurisdiction in which the Company will be subject to income taxes.

3. Pro Forma Oil and Gas Reserve Data

The following table reflects the pro forma estimated quantities of proved and proved developed oil and gas reserves as included in the Company's 2000 Annual Report on Form 10-K. The Company considers such estimates to be reasonable; however, there are numerous uncertainties inherent in estimated quantities of proved reserves, including many factors beyond the control of the Company. Reserve engineering is a subjective process which is dependent on the quality of available data and on engineering and geological interpretation and judgment. Such reserve estimates are subject to change over time, as additional information becomes available. Quantities of natural gas are expressed in terms of million cubic feet ("MMcf"). Oil and natural gas liquids ("NGL's") are quantified in terms of thousands of barrels ("MBbl"). One Bbl of oil or natural gas liquids is the energy equivalent of six Mcf of natural gas ("BOE").

                   Pro Forma Combined Reserves and Production
                      For the year ended December 31, 2000
                                     (MBOE)

                                          The Wiser Oil     Invasion
                                             Company      Energy Inc.   Combined
                                          --------------  ------------  ---------

Proved reserves, end of year                     37,176         3,875     41,051
                                                 ------         -----     ------

Proved developed reserves, end of year           35,662         3,543     39,205
                                                 ------         -----     ------

2000 pro forma production                        (3,209)         (671)    (3,880)
                                                 ------         -----     ------

             Pro Forma Combined Reserves and Production by Product
                      For the year ended December 31, 2000


                                            Oil & NGL's   Gas
                                               (MBBL)    (MMCF)
                                               ------   --------
Proved reserves, end of year                   24,499    99,310
                                               ------   -------

Proved developed reserves, end of year         23,604    93,656
                                               ------   -------

2000 pro forma production                      (1,719)  (12,965)
                                               ------   -------




          (c)  Exhibits

               Item      Exhibits
               ----      --------
               99.1*     Unaudited Financial Statements of Invasion Energy Inc.

--------------------------------------------------------------------------------
*filed herewith

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE WISER OIL COMPANY



Date:  August 6, 2001      By:  /s/ George K. Hickox, Jr.
                                ------------------------------------------
                                    George K. Hickox, Jr.
                                    Chairman and Chief Executive Officer